Exhibit 10.4

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Execution Version

GAS GATHERING AND COMPRESSION AGREEMENT

BY AND BETWEEN

DIAMONDBACK E&P LLC

AND

RATTLER MIDSTREAM LLC

DATED EFFECTIVE AS OF

JANUARY 1, 2018

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

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CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

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CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBITS

Exhibit A    Dedicated Acreage

Exhibit B    Gathering System

Exhibit C    Conflicting Dedications and Excluded Wells

Exhibit D    Form of Memorandum of Agreement

Exhibit E    Gathering Fees

Exhibit F    Gas Quality Specifications

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CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

GAS GATHERING AND COMPRESSION AGREEMENT

This Gas Gathering and Compression Agreement (this “Agreement”), dated as of June 29, 2018 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”) and Rattler Midstream LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A. Producer or its Affiliates own certain Interests and intend to produce Gas from Wells on the Dedicated Acreage.

B. Gatherer owns the Gathering System, which gathers Gas from certain Wells of Producer. Gatherer anticipates the further build out and expansion of the Gathering System to connect additional Wells of Producer.

C. Producer desires to contract with Gatherer to provide the Services on the Gathering System, including compressing Dedicated Gas at the System Compressor Stations, and Gatherer desires to provide the Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

D. Producer has agreed (i) to dedicate and commit Dedicated Gas under this Agreement, (ii) to provide to Gatherer the Development Plans to permit Gatherer to plan and expand the Gathering System to connect additional Wells of Producer, and (iii) to perform certain other obligations under this Agreement, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. “Affiliated” shall have the correlative meaning. Notwithstanding the foregoing, for purposes of this Agreement, (a) Gatherer and its subsidiaries shall not be Affiliates of Producer and its other subsidiaries, (b) Producer and its other subsidiaries shall not be Affiliates of Gatherer and its other subsidiaries, and (c) Viper Energy Partners LP, its general partner and their subsidiaries shall not be Affiliates of Producer and its other subsidiaries.

“Agreement” has the meaning given such term in the preamble hereof.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Applicable Law” means any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

“Btu” means the amount of heat required to raise the temperature of one pound of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 psia.

“Business Day” means any calendar Day on which commercial banks in Houston, Texas are open for business.

“Completion Deadline” has the meaning given such term in Section 3.3(b).

“Condensate” means Gas that condenses in the Gathering System at ambient temperatures and is recovered from the Gathering System as a hydrocarbon liquid.

“Confidential Information” has the meaning given such term in Section 18.6(a).

“Conflicting Dedication” means any gathering agreement or other commitment or arrangement that would require Dedicated Gas to be gathered and/or compressed on any gathering system other than the Gathering System; provided, however, any dedication or commitment to any Person with respect to services or other activities provided by any Person downstream of the Gathering System or otherwise not related to the Services shall not constitute a Conflicting Dedication.

“Connection Notice” has the meaning given such term in Section 3.3(b).

“Contract Year” means (a) the period from the Effective Date through December 31, 2018 and (b) each period of twelve consecutive Months thereafter.

“Control” means possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. “Controlled” and “Controls” shall have correlative meanings.

“Cubic Foot” means the volume of Gas in one cubic foot of space at a standard pressure and temperature base of 14.73 psia and 60 degrees Fahrenheit, respectively.

“Day” means a period commencing at 7:00 a.m., Central Standard Time, on a calendar day and ending at 7:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

“Dedicated Acreage” means only those certain areas shaded yellow on Exhibit A.

“Dedicated Gas” means all Gas produced on or after the Effective Date (except for the Gas produced from the Excluded Wells) that Producer has the right to control and deliver for gathering and that is produced through any Well located in the Dedicated Property.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Dedicated Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates and located wholly within the Dedicated Acreage.

“Delivery Point(s)” means the point at which custody transfers from Gatherer to or for the account of Producer. The custody transfer point may include (a) the facilities of a Downstream Pipeline, (b) the facilities of a gas processing facility, or (c) any other point as may be mutually agreed between the Parties.

“Development Plan” has the meaning given such term in Section 3.2(a).

“Downstream Pipeline” means any Gas pipeline or any facilities of any end-user or local distribution company, in each case downstream of the Gathering System, into which is delivered by or for the account of Producer from the Gathering System.

“[***]” has the meaning given such term on Exhibit C.

“Easement Notice” has the meaning given such term in Section 3.7(b).

“Effective Date” has the meaning given such term in the preamble of this Agreement.

“Emissions Charges” has the meaning given such term in Section 10.4.

“Environmental Laws” means all Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act, 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act, 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act, 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act, 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

“Excluded Wells” means the Wells listed on Exhibit C.

“Execution Date” has the meaning given such term in the preamble of this Agreement.

“Firm Capacity Gas” means Gas that is accorded the highest priority for the Gathering System with respect to all capacity allocations, interruptions or curtailments, specifically including (a) Dedicated Gas produced from the Wells delivered from the Receipt Points and (b) Gas delivered to the Gathering System from any Person for which Gatherer is contractually obligated to provide the highest priority.

“FL&U” has the meaning given such term in Section 6.1.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Four Corners Compressor Station” means that certain compressor station (and related facilities) owned by Producer or its Affiliates, including any all expansions and modifications thereto.

“Force Majeure” has the meaning given such term in Section 14.2.

“Fuel” means Gas and electric power used in the operation of the Gathering System, including fuel consumed in System Compressor Stations.

“Gallon” means one U.S. gallon, which is equal to 231 cubic inches.

“Gas” means any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

“Gas Quality Specifications” has the meaning given such term in Section 10.1.

“Gatherer” has the meaning given such term in the preamble of this Agreement.

“Gathering Fee” has the meaning given such term on Exhibit E.

“Gathering Rate” has the meaning given such term on Exhibit E.

“Gathering System” means the existing and planned gathering system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such gathering system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Gas gathering pipelines (including High Pressure gathering pipelines), System Compressor Stations, Receipt Points, Delivery Points (including all interconnection facilities), Gas Measurement Facilities, Gatherer’s Condensate handling facilities, pig receiving facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities upstream of the Delivery Points.

“Gross Heating Value” means the number of Btu produced by the complete combustion in air, at a constant pressure, of one Cubic Foot of Gas when the products of combustion are cooled to the initial temperature of the Gas and air and all water formed by combustion is condensed to the liquid state.

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Hazardous Materials” means, collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

“High Pressure” means pipelines gathering Gas that has been compressed at the System Compressor Stations, including pipelines from the discharge of any System Compressor Station to the relevant Delivery Point.

“Ideal Gas Laws” means the thermodynamic laws applying to perfect gases.

“Imbalances” has the meaning given such term in Section 9.3.

“Index Price” means the price for Gas published in [***] less the applicable transportation from the Gathering System and the actual costs associated with all such transportation as expressed in $/MMBtu. If such index is not available, an index price determined by Producer and Gatherer based on where such Gas is being sold, or, if no appropriate index is available, a price based on a netback calculation determined by Producer and reasonably acceptable to Gatherer.

“Initial Term” has the meaning given such term in Section 4.1.

“Interests” means oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

“Interruptible Gas” means Gas that is accorded a lower priority on the Gathering System with respect to capacity allocations, interruptions or curtailments as compared to Firm Capacity Gas.

“Land Use Requirements” has the meaning given such term in Section 3.7.

“Lost and Unaccounted For Gas” means Gas received into the Gathering System that is released or lost through piping, equipment, operations or measurement losses or inaccuracies or that is vented, flared or lost in connection with the operation of the Gathering System.

“Maintenance” has the meaning given such term in Section 7.2.

“Mcf” means 1,000 Cubic Feet.

“Measurement Facilities” means the Gathering System or equipment used to measure the volume and quality of the Gas, which may include meter tubes, isolation valves, recording devices, communication equipment, buildings and barriers.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Month” means a period commencing at 7:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 7:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. “Monthly” shall have the correlative meaning.

“MMBtu” means 1,000,000 Btu.

“MMcf” means 1,000,000 Cubic Feet.

“New Well” means any Well spud after the Effective Date.

“Party” has the meaning given to such term in the preamble of this Agreement.

“Permit” means any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

“Person” means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

“Planned Tank Battery” has the meaning given such term in Section 3.3(b).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Producer” has the meaning given such term in the preamble of this Agreement.

“Producer’s GHG Emissions” has the meaning given such term in Section 10.4.

“Proposed Delivery Point” has the meaning given such term in Section 3.3(e).

“psia” means pounds per square inch, absolute.

“psig” means pounds per square inch, gauge.

“Reasonable and Prudent Operator” means a Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Receipt Point” means the inlet valve at the Measurement Facilities located at or nearby a Tank Battery where one or more Wells are connected to the Gathering System at which custody of Gas transfers from Producer to Gatherer.

“Services” has the meaning given such term in Section 3.1.

“System Compressor Stations” has the meaning given such term in Section 3.4.

“System High Pressure Lines” has the meaning given such term in Section 3.5.

“System Segment” means the physically separate segment of the Gathering System that connects one or more Wells to the Receipt Point or a Delivery Point, including all Gas gathering pipelines (including High Pressure gathering pipelines), System Compressor Stations, Receipt Points, Delivery Points, Plant Receipt Point, Gas Measurement Facilities, Condensate handling facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

“System Plan” has the meaning given such term in Section 3.2(b).

“Tank Battery” means a tank battery at which Producer aggregates volumes of Gas produced from one or more Wells that will be connected to the Gathering System in accordance with this Agreement, including the Planned Tank Batteries.

“Target Completion Date” has the meaning given such term in Section 3.3(b).

“Taxes” means all gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Gas, or upon the Services, including gathering, transportation, handling, transmission, compression, use, receipt, delivery or redelivery of Gas, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

“Term” has the meaning given such term in Section 4.1.

“Third Party Gas” means Gas produced by Persons other than Producer and not considered Dedicated Gas hereunder.

“Transfer” means any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. “Transfers” and “Transferred” have the correlative meanings.

“Transferee” means any Person to which a Transfer is made.

“Utah Compressor Station” means that certain compressor station (and related facilities) owned by Producer or its Affiliates, including any all expansions and modifications thereto.

“Well” means a well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that produces or is intended to produce Dedicated Gas or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Well Pad” means the surface installation on which one or more Wells are located.

ARTICLE 2

PRODUCER COMMITMENTS

Section 2.1    Producer’s Dedication. Subject to Section 2.2 through Section 2.4, during the Term, Producer exclusively dedicates the Dedicated Properties to Gatherer for the performance of the Services under this Agreement and commits to deliver to Gatherer, as and when produced, all of the Dedicated Gas and agrees not to deliver any Dedicated Gas to any other gatherer, producer, marketer or other Person prior to delivery to Gatherer at the Receipt Points. The Parties agree and acknowledge that the Gas produced from the Excluded Wells is not subject to the dedication and commitment made by Producer under this Agreement.

Section 2.2    Conflicting Dedications. Producer shall have the right to comply with each of the Conflicting Dedications entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any Conflicting Dedication entered into in connection with such acquisition); provided, however, that Producer shall have the right to comply with Conflicting Dedications only until the last Day of the Month in which the termination of such Conflicting Dedication occurs and Producer shall not affirmatively extend or renew the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication or allow the term of such Conflicting Dedications to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer has the ability to terminate such Conflicting Dedication without incurring any costs, penalties or expenses. To Producer’s knowledge, except for any Gas produced from the lands or wells identified on Exhibit C, the Dedicated Gas is not, as of the Effective Date, subject to any Conflicting Dedication. If Dedicated Gas produced from a Well on a Well Pad is subject to a Conflicting Dedication that Producer has the right to comply with under this Section 2.2, Producer has the right, in complying with such Conflicting Dedication, to deliver the Dedicated Gas from such Well Pad in accordance with the Conflicting Dedication.

Section 2.3    Producer’s Reservations. Producer reserves the following rights with respect to Dedicated Gas for itself and for the operator of the relevant Dedicated Properties: (a) to operate (or cause to be operated) Wells producing Dedicated Gas as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill New Wells, to repair and rework then-existing Wells, to renew or extend, in whole or in part, any Interest covering any of the Dedicated Properties, and to cease production from or abandon any Well or surrender or release any such Interest, in whole or in part, whether or not capable of producing oil and gas under normal methods of operation; (b) to deliver or furnish to lessors and holders of other existing similar burdens on production with respect to such Gas as is required to satisfy the terms of the applicable leases or other applicable instruments; (c) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Gas produced from such Wells; provided that, to the extent that Gas from such Wells constitutes Dedicated Gas

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

and is not previously dedicated to a third party, then Producer shall deliver a Connection Notice to Gatherer with respect to any such Well not later than [***] Days after its acquisition, and thereafter shall deliver Gas to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3; (d) to pool, communitize or unitize Producer’s Interests with respect to Dedicated Gas; provided that the Producer’s share of Gas produced from such pooled, communitized or unitized Interests shall be committed and dedicated to this Agreement; (e) to deliver Dedicated Gas that has been temporarily or permanently released from the dedication and commitment made by Producer under this Agreement, including pursuant to Section 3.3, Section 3.7(c) or Section 7.6, to any Person other than Gatherer; (f) to use Dedicated Gas for operations (including reservoir pressure maintenance and drilling or hydraulic fracturing fuel); and (g) to dedicate the Dedicated Properties and any production therefrom to any Person with respect to services or other activities provided by any Person downstream of the Gathering System or otherwise not related to the Services.

Section 2.4    Covenant Running with the Land. The Parties intend that the dedication and commitment made by Producer under this Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property free of the dedication and commitment made by Producer under this Agreement [***]

Section 2.5    Priority of Dedicated Gas. [***]

ARTICLE 3

SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1    Gatherer Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement, Gatherer commits to providing the following services (collectively, the “Services”) to Producer:

(a)    construct and expand the Gathering System to connect the Gathering System to each Tank Battery that aggregates any Well or Wells that is or are producing or will produce Dedicated Gas and with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3;

(b)    provide, maintain and operate Measurement Facilities at or downstream of the separator and production treater at each Tank Battery;

(c)    receive, or cause to be received, into the Gathering System at each Receipt Point, all Dedicated Gas tendered at the Receipt Points;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(d)    receive, or cause to be received, into the Gathering System at each Receipt Point, all Interruptible Gas, if any, to the extent not curtailed in accordance with Section 7.3(a);

(e)    compress Gas received into the Gathering System at the System Compressor Stations and install, maintain and operate the System High Pressure Lines associated therewith; and

(f)    redeliver Gas to or for the account of Producer at the Delivery Points.

Gatherer shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement.

Section 3.2    Development Plan; System Plan; Exchange and Review of Information.

(a)    Producer has provided to Gatherer, and shall provide to Gatherer prior to [***] of each year, copies of a drilling plan for the following Contract Year (each, a “Development Plan”), which shall describe the planned drilling and production activities relating to Producer’s Interests in the Dedicated Acreage during such year, including good faith and reasonable forecasts of the volume of Dedicated Gas expected to be produced through all Tank Batteries during such year, the location of all Planned Tank Batteries expected to be connected to the Gathering System during such year (specifying any connections required during the immediate next [***] Days after delivery of the Development Plan), and the projected spud date, projected completion date and projected volumes for each New Well that is expected to be completed and to produce through each Tank Battery during such year. Each time Producer materially updates the Development Plan, it shall provide a copy of such updated Development Plan to Gatherer, but not less frequently than on a calendar quarter basis.

(b)    Gatherer has previously provided Producer with a copy of its current System plan describing and/or depicting the Gathering System, including all pipelines, all Receipt Points and Delivery Points, and all compression facilities, and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions thereof, in each case as currently in existence, under construction, or planned (such plan, as updated as hereinafter provided, the “System Plan”). The System Plan shall state, for each planned pipeline, the estimated volume of line fill that will be required in order to put such pipeline into operation. Based on the Development Plans and such other information about the expected development of the Dedicated Properties as shall be provided to Gatherer by Producer, as well as forecast Delivery Point nominations received from Producer from time to time, Gatherer shall periodically update the System Plan. Without limiting the generality of the foregoing, Gatherer shall use commercially reasonable efforts to ensure that the System Plan reflects all Planned Tank Batteries included in each Development Plan not later than [***] Days after such Development Plan is delivered to Gatherer. Gatherer shall provide a copy of the System Plan to Producer and its representatives from time to time and shall make representatives of Gatherer available to discuss the System Plan from time to time with Producer and its representatives. Gatherer shall provide Producer updates not less frequently than Monthly on the progress of work on all

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

facilities necessary to connect Planned Tank Batteries to the Gathering System, to connect the Gathering System to the Delivery Points, and to provide the Services associated with such Gas, as set forth in the then-current System Plan.

(c)    The Parties recognize that all information provided by Producer to Gatherer regarding its intentions with respect to the development of the Dedicated Properties, is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Gatherer. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as among the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Gatherer under this Agreement to develop or produce any hydrocarbons from the Dedicated Properties or to pursue or complete any drilling or development on the Dedicated Properties, other than the terms specifically stated in this Agreement.

Section 3.3    Expansion of Gathering System; Connection of Wells; Delivery Points.

(a)    Gatherer shall design the Gathering System for the purpose of providing the Services as and when needed to support the upstream development of the Planned Tank Batteries, and Gatherer shall be obligated, at its sole cost and expense (except as otherwise provided herein), subject to the provisions of this Agreement, to procure, construct, install, own and operate the Gathering System so as to timely connect the Planned Tank Batteries to the Gathering System, connect the applicable System Segments to the applicable Delivery Points and timely commence providing the full scope of the Services with respect to all Dedicated Gas produced from all Tank Batteries, including the Planned Tank Batteries from and after their completion, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Gatherer from also designing and developing the Gathering System to accommodate Third Party Gas.

(b)    Producer shall from time to time give notice (a “Connection Notice”) to Gatherer of each Tank Battery within the Dedicated Acreage that Producer intends to construct and install (or a Tank Battery that is subject to a Conflicting Dedication that has expired or will expire, or that Producer has terminated or will terminate, prior to the applicable Completion Deadline) through which Dedicated Gas will be produced (each, a “Planned Tank Battery”). Each Connection Notice shall set forth the target completion date for drilling and completion of the initial Well to produce through such Planned Tank Battery (the “Target Completion Date”). Following delivery of a Connection Notice with respect to a Planned Tank Battery, Gatherer shall use commercially reasonable efforts to cause the necessary facilities to be constructed to connect such Planned Tank Battery to the Gathering System and commence the Services with respect to Dedicated Gas produced from such Planned Tank Battery by the date that is (i) in the case of a Planned Tank Battery that is located [***] at the time of receipt of such Connection Notice, [***] Days after the date of Gatherer’s receipt of such Connection Notice and (ii) in the case of a Planned Tank Battery that is located more than [***] at the time of receipt of such Connection Notice (but within the Dedicated Acreage), [***] Days after the date of Gatherer’s

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

receipt of such Connection Notice (such date, the “Completion Deadline”). Gatherer shall provide Producer notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned Tank Battery to the Gathering System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Dedicated Gas produced through such Planned Tank Battery by the Completion Deadline therefor. If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.8, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions. [***]

(c)    To the extent that the Tank Battery connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Gatherer shall use reasonable efforts to complete the Tank Battery connection within such accelerated timing.

(d)    The Parties agree and acknowledge that Producer has as of the Execution Date delivered Connection Notices to Gatherer with respect to certain Planned Tank Batteries set forth in the Development Plan effective as of the Execution Date and identified on Exhibit B. Such Connection Notices shall be deemed to have been given for each such Planned Tank Battery on the Execution Date.

(e)    Gatherer has provided connections to certain of the Delivery Points as of the Effective Date and shall be obligated to provide connections to the Delivery Points set forth on Exhibit B as of the Execution Date for the Gathering System. Except as otherwise agreed by the Parties, if Producer specifies that Dedicated Gas is to be delivered to a location not described on Exhibit B or described within the System Plan that is not at such time connected to the Gathering System (each such location, a “Proposed Delivery Point”), Gatherer shall, at its sole cost, risk and expense, use commercially reasonable efforts to provide a connection to such Proposed Delivery Point, subject to the other terms and conditions in this Section 3.3(e). Gatherer shall proceed with due diligence and in good faith to obtain the necessary governmental authorizations and to enter into the necessary third party agreements (any such agreement to be on terms acceptable to Gatherer) to connect the applicable System Segment to the Proposed Delivery Point. All Delivery Points, including all Proposed Delivery Points which become Delivery Points hereunder, shall be provided with all interconnection facilities and other Delivery Point facilities (including any Measurement Facilities), and with sufficient capacities, necessary to permit Dedicated Gas to be redelivered at such Delivery Points in accordance with this Agreement; provided, however, all expansions of capacity at any Delivery Points, being at Gatherer’s sole cost, risk and expense, except as otherwise agreed by the Parties. Upon completion of the connection of the Gathering System to a Proposed Delivery Point pursuant to this Section 3.3(e) and such connection becoming operational, the point of interconnection between the applicable System Segment and such Proposed Delivery Point shall thereafter be a Delivery Point under this Agreement. The Parties shall discuss Producer’s plans and timing for all Proposed Delivery Points on a Monthly basis.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 3.4    Compression Facilities. The System Plan shall describe the compression facilities that will be required to compress Dedicated Gas in order for all of the Receipt Points on the Gathering System to be operated at a pressure not to exceed maximum allowable pressure for the Gathering System or, subject to the provisions of this Section 3.4, such lower pressure as may be requested by Producer and mutually agreed to by Gatherer from time to time (“System Compressor Stations”). Gatherer shall install, operate and maintain each System Compressor Station as a Reasonable and Prudent Operator. For the avoidance of doubt, Gatherer shall have the right at any time to add additional compressor stations to the Gathering System, and to add compression capacity at any System Compressor Station in addition to the capacity that is reflected in the System Plan, as it deems necessary or appropriate to provide the Services and such services as it is providing in respect of Third Party Gas.

Section 3.5    High Pressure Services. [***] For the avoidance of doubt, Gatherer shall have the right at any time to add additional High Pressure gathering pipelines to the Gathering System as it deems necessary or appropriate to provide the Services and such services as it is providing in respect of Third Party Gas.

Section 3.6    Gas Removed for Lease Operations. Gatherer shall use commercially reasonable efforts to accommodate, at the cost and expense of Producer, any request by Producer to redeliver to Producer any Gas that has been received into the Gathering System prior to a Compressor Station that Producer desires to use in lease operations, including for drilling and hydraulic fracturing fuel. Producer shall be responsible for the construction, ownership and operation of facilities to transport such Gas from the point of redelivery of such Gas from the Gathering System to the lease sites where such Gas will be used. For the avoidance of doubt, such Gas shall be charged the Gathering Fee.

Section 3.7    Right of Way and Access.

(a)    Gatherer is responsible for the acquisition of rights of way, Permits, use agreements, access agreements, leases, fee parcels and other rights in land (collectively, “Land Use Requirements”) necessary to construct, own and operate the Gathering System, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Producer, except as otherwise agreed by Gatherer; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Dedicated Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Gathering System, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Gatherer shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Notwithstanding the preceding, the cost, risk and expense of any Land Use Requirements for any Proposed Delivery Points shall be assumed by Gatherer. Producer

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.8, (ii) to the extent that Producer agrees that Gatherer’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Gatherer in Producer’s negotiations with the owners of lands covered by the Dedicated Properties so that Producer’s surface use agreements or similar agreements and Gatherer’s Land Use Requirements can be concurrently negotiated and obtained.

(b)    If Gatherer cannot obtain any rights of way or other Land Use Requirements (on terms and conditions reasonably acceptable to Gatherer after diligent pursuit thereof) necessary to connect any Planned Tank Battery within [***] Days of delivery of a Connection Notice, then Gatherer shall so notify Producer in writing (the “Easement Notice”) within [***] Days of Gatherer’s receipt of the Connection Notice. Producer shall have the right (but not the obligation) to obtain such rights of way within [***] Days of Gatherer’s receipt of such Easement Notice. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall have the right (but not the obligation) to sell and assign such right of way to Gatherer pursuant to a mutually agreed right of way agreement, in which case Gatherer’s connection obligations for the applicable Tank Battery shall continue in accordance with the terms of this Agreement; provided, however, that the time required for Gatherer to connect the applicable Tank Battery shall be extended by a number of Days commencing on the date of delivery of the Easement Notice and ending on the date that Gatherer receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In connection with the delivery of such assignment, Gatherer shall reimburse Producer for all out of pocket costs and expenses incurred in obtaining such rights plus an additional [***]% of such costs and expenses.

(c)    In the event that Producer fails to obtain such rights of way (or Gatherer fails to obtain any other necessary Land Use Requirements with respect to any Planned Tank Battery) within [***] Days of receipt of any Easement Notice, Producer shall have the right to proceed as set forth in Section 7.6 as its sole and exclusive remedy for such failure.

Section 3.8    Cooperation. Because of the interrelated nature of the actions of Producer and Gatherer required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary authorizations, consents, rights of way and other Land Use Requirements from other Persons necessary to drill and complete each Well and construct the required extensions of the Gathering System to each Planned Tank Battery, Producer and Gatherer agree to work together in good faith to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements as expeditiously as reasonably practicable. Producer and Gatherer further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 4

TERM

Section 4.1    Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual written agreement of the Parties, shall continue in effect until December 31, 2034 (the “Initial Term”), and from Contract Year to Contract Year thereafter (collectively, the “Term”) until such time as this Agreement is terminated, by at least [***] ([***]) Days advance written notice from any Party to the other Party, with termination effective no earlier than the end of the Initial Term or at the end of the applicable Contract Year following the Initial Term if termination occurs after the Initial Term.

Section 4.2    Survival. Article 1, this Article 4, Section 11.8, Article 12, Article 13, Article 15, Article 16, Article 17 and Article 18 shall survive termination or expiration of this Agreement.

ARTICLE 5

GATHERING FEES AND CONSIDERATION

Section 5.1    Gathering Fees. Subject to the other provisions of this Agreement, Producer shall pay Gatherer each Month in accordance with the terms of this Agreement, for all Services provided by Gatherer during such Month, an amount equal to the Gathering Fees.

ARTICLE 6

ALLOCATIONS

Section 6.1    Fuel, Lost and Unaccounted For Gas. Producer will bear its allocated share of Fuel and Lost and Unaccounted For Gas (collectively, “FL&U”). Gatherer shall determine the total FL&U by subtracting from the sum of the total quantity, in MMBtu, of Gas received at all Receipt Points on the Gathering System during such Month the sum of (a) the total quantity, in MMBtu, of Gas actually delivered to all Delivery Points on the Gathering System during such Month and (b) the Gas used for Fuel on the Gathering System, if any, during such Month. FL&U shall be allocated, on a Monthly basis, to each Receipt Point based upon a fraction, the numerator of which is the total Gas measured at such Receipt Point during such Month and the denominator of which is the total Gas measured at all Receipt Points on the Gathering System during such Month.

Section 6.2    Allocation of Fuel. As a subset of the FL&U calculation, Gatherer shall calculate and provide to Producer a break out of the volume and percentage of FL&U that was Fuel and that was Lost and Unaccounted For Gas.

ARTICLE 7

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 7.1    Operational Control of Gatherer’s Gathering System. Gatherer (or its designee) shall design, construct, own, operate and maintain the Gathering System at its sole cost and risk, subject to Section 3.3(e). Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 7.2    Maintenance. Gatherer shall be entitled, without liability, to interrupt its Gathering System performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Gatherer deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected. Gatherer shall use reasonable efforts to schedule any Maintenance to minimize the effect on providing the Services pursuant to this Agreement. Before the beginning of each Contract Year, Gatherer shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance. During times of Maintenance on the Gathering System, Producer shall have the right to proceed as set forth in [***]

Section 7.3    Capacity Allocations for the Gathering System. Subject to the capacity allocations set forth in this Section 7.3, Gatherer has the right to contract with other Persons for the delivery of Third Party Gas to the Gathering System, including the delivery of Firm Capacity Gas. If the volume of Gas available for delivery into any System Segment exceeds the capacity of such System Segment at any point relevant to Gatherer’s service to Producer hereunder, then Gatherer shall interrupt or curtail receipts of Gas in accordance with the following:

(a)    First, Gatherer shall curtail all Interruptible Gas prior to curtailing Firm Capacity Gas.

(b)    Second, if additional Gathering System curtailments are required beyond Section 7.3(a), Gatherer shall curtail Firm Capacity Gas. In the event Gatherer curtails some, but not all, Firm Capacity Gas on a particular Day, Gatherer shall allocate the capacity of the applicable point on the relevant System Segment available to such producers of Firm Capacity Gas, including Dedicated Gas, on a pro rata basis based on the most recent previous Month’s Receipt Point volumes and allowing Gatherer in its sole discretion to include estimated volume from New Wells that are connected to a Receipt Point that were not producing during the previous Month.

If Gatherer curtails Producer for any reason other than Force Majeure or Producer’s failure to comply with its obligations under this Agreement such that Producer is not able to deliver the entire actual quantity of Gas available at any time during any Month, Gatherer shall provide Producer a written report explaining in detail the reason or reasons for such curtailment and shall diligently pursue changes in operating practice necessary to reduce such curtailment and increase the availability of the Gathering System to Producer such that, subject to the terms and conditions herein, Producer’s actual quantities of Firm Capacity Gas available may be delivered by Producer at all times under this Agreement.

Section 7.4    Arrangements After Redelivery. It shall be Producer’s obligation to make any required arrangements with other Persons for delivery of Dedicated Gas to the Receipt Points following delivery by Gatherer at the Delivery Points.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 7.5    Line Fill. To the extent that it is necessary for Gatherer to commence operations of new segments of the Gathering System for Gas to be used as line fill, Producer shall provide such line fill to Gatherer on a pro rata basis based on the most recent previous Month’s Receipt Point volumes, but not to exceed for any pipeline the volume of such line fill specified for such pipeline in the System Plan; provided that Gatherer must act as a Reasonable and Prudent Operator when allocating volumes to be used as line fill.

Section 7.6    Releases.

(a)    If Gatherer fails or is unable or unwilling for any reason (including Force Majeure) to accept all volumes of Dedicated Gas tendered at any Receipt Point on any Day by or on account of Producer pursuant to this Agreement and provide the Services in accordance therewith, then Producer shall have the right, at its sole discretion, to obtain, and Gatherer shall promptly grant, a temporary release from the dedication and commitment made by Producer under this Agreement for (i) the volumes of Dedicated Gas in excess of what Gatherer is willing or able to accept and (ii) any Wells (and associated acreage) directly affected thereunder as set forth in any Development Plan until such time when Gatherer notifies Producer that it is willing and able to accept such volumes. Notwithstanding the foregoing, Gatherer shall promptly provide Producer with a written explanation detailing the reason for its inability to receive any volumes of Dedicated Gas into the Gathering System, and its commitment to diligently pursue a plan to be able to receive all such volumes of Gas tendered by Producer at each Receipt Point.

(b)    If Gatherer fails or is unable or unwilling for any reason (other than force Majeure) to accept all volumes of Dedicated Gas tendered at the Receipt Points on any Day by or on account of Producer pursuant to this Agreement and provide the Services in accordance therewith for 90 consecutive Days or more, then Producer shall have the right, at its sole discretion, to obtain, and Gatherer shall promptly grant, a permanent release from the dedication and commitment made by Producer under this Agreement for (i) the volumes of Dedicated Gas in excess of what Gatherer is willing or able to accept and (ii) any Wells (and associated acreage) directly affected thereunder as set forth in any Development Plan.

(c)    In addition to Producer’s rights and Gatherer’s obligations set forth in Section 7.6(a) and Section 7.6(b), Producer shall also have the right to (i) immediately deliver such volumes of Dedicated Gas to any Person other than Gatherer, (ii) enter into commitments to deliver such volumes of Dedicated Gas to other third party gatherers; provided that such commitments shall not be for longer than 30 Days for volumes of Dedicated Gas temporarily released, and (iii) get reimbursed for mitigation costs incurred by Producer under any gathering agreements for the affected Dedicated Gas with any third parties.

(d)    The rights set forth in this Section 7.6 shall be Producer’s sole and exclusive remedy for Gatherer’s curtailment, suspension, delay or failure to provide the Services as set forth in this Agreement.

ARTICLE 8

PRESSURES AT RECEIPT POINTS AND DELIVERY POINTS

Section 8.1    Pressures at Receipt Points. Subject to the provisions of this Section 8.1, Producer shall deliver or cause to be delivered Gas to each Receipt Point at sufficient pressure to enter the Gathering System against its operating pressure; provided that Producer shall not be obligated to deliver Gas at pressures in excess of the maximum allowable operating pressure at any such Receipt Point.

Section 8.2    Pressures at Delivery Points. The Gathering System shall be designed for a discharge pressure sufficient to effect delivery of Producer’s Gas to the relevant Delivery Point. [***]

Section 8.3    Producer Facilities.

(a)    Producer, at its own expense, shall construct, equip, maintain, and operate all facilities necessary to deliver Dedicated Gas to Gatherer at the Receipt Points. Producer shall

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

install and maintain sufficient pressure regulating equipment upstream of the Receipt Points in order to keep the pressure of the Gas delivered to Gatherer at the Receipt Points from exceeding the maximum allowable operating pressure at the applicable Receipt Point, as determined by Gatherer in its sole discretion and stated in the Facilities Plan.

(b)    Producer shall utilize conventional mechanical oil-gas separators installed upstream from the Receipt Point(s) to assist in keeping the Gas delivered hereunder free of water, crude oil and/or other objectionable substances.

ARTICLE 9

NOMINATION AND BALANCING

Section 9.1    Gatherer Notifications. On or before the [***] Day prior to the end of each Month, Gatherer shall provide written notice to Producer of Gatherer’s good faith estimate of any capacity allocations or curtailments for any System Segment, if any, that, based on then currently available information, Gatherer anticipates will be required or necessary during the next Month, including as a result of any Maintenance. Gatherer shall use all reasonable efforts to provide [***] hours advance notice of any actual event requiring allocation or curtailment, including Maintenance. On or before the [***] Day prior to the end of each Month, Gatherer shall notify Producer of the estimated FL&U expected to be used in the Gathering System for the following Month, expressed as a percentage of the MMBtu of Gas delivered at the Receipt Points (using the allocation methodology set forth in Article 6, after taking into consideration the anticipated operational efficiencies and operational mode of the Gathering System.

Section 9.2    Nominations. On or before the [***] Day prior to the end of each Month or such earlier Day required by the Downstream Pipelines’ nomination schedules, Producer shall provide to Gatherer nominations, in both Mcf and MMBtu, for deliveries of Gas to the Receipt Points and redeliveries of Gas at the Delivery Points. Producer shall have the right to request changes to such nominations at any time subject to the requirements of the Persons receiving Gas at or downstream of the Delivery Points and subject to changes in wellhead volumes being delivered into the Gathering System and Gatherer shall use reasonable efforts to accommodate any changes made to Producer’s Monthly nominations. Notwithstanding anything contained herein to the contrary, the Parties agree and acknowledge that it is Producer’s sole responsibility to contract for capacity, nominate volumes and manage its capacity for deliveries to be made to the Downstream Pipelines [***] Gatherer shall not be liable for any delivery failures into any Downstream Pipelines caused by such Downstream Pipeline’s failure or refusal to accept Gas or other failures to comply with Producer’s nominations for deliveries to the Downstream Pipelines, in each case except to the extent caused by Gatherer’s breach of its obligations under this Agreement (other than any breach the sole and exclusive remedy of which is set forth in Section 3.3(b)), gross negligence or willful misconduct.

Section 9.3    Balancing. Gatherer will maintain records of any Daily and Monthly variances between the volumes of Dedicated Gas received at the Receipt Points and the volumes of Dedicated Gas nominated to the Receipt Points (“Imbalances”). Producer shall make such changes in its nominations as Gatherer may from time to time reasonably request to maintain Daily and Monthly balances or to correct an Imbalance. Producer shall reimburse Gatherer for

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

any cost, penalty or fee arising from any Imbalance assessed against Gatherer by any Person receiving Dedicated Gas downstream of the Delivery Points, except to the extent such Imbalance was caused by Gatherer. Upon the termination of this Agreement or at such other time as Producer and Gatherer agree, Producer and Gatherer shall volumetrically balance or cash out any cumulative Imbalance using the applicable Index Price for the prior Month.

ARTICLE 10

QUALITY

Section 10.1    Receipt Point Gas Quality Specifications. Gas delivered by or for the account of Producer to each Receipt Point shall meet the specifications (collectively, the “Gas Quality Specifications”) set forth on Exhibit F.

Section 10.2    Non-Conforming Gas.

(a)    Gatherer shall test and monitor the Gas tendered by or for the account of Producer at the Receipt Points as a Reasonable and Prudent Operator to ensure that it meets the Gas Quality Specifications in accordance with Section 11.3(b). If Gatherer determines at any time that any Gas tendered by or for the account of Producer at any Receipt Point does not meet the Gas Quality Specifications, then Gatherer shall have the right, at its sole option and effective immediately upon notice to Producer, to refuse to accept such Gas.

(b)    If Producer determines or otherwise becomes aware at any time prior to delivery that any Gas that will be tendered by or for the account of Producer at any Receipt Point will not meet the Gas Quality Specifications, then Producer shall provide written notice to Gatherer. Upon receipt of such notice, if Gatherer nevertheless accepts such Gas, then Producer shall not be liable for any claims or losses arising out of or related to delivery of such Gas, including any damages or losses downstream of the applicable Receipt Point(s).

(c)     Producer shall not be liable for any claims or losses arising out of or related to delivery of Gas that does not meet the Gas Quality Specifications, including any damages or losses downstream of the applicable Receipt Point(s); provided that Producer shall be liable for such claims or losses if Producer determines or otherwise becomes aware at any time prior to delivery that any Gas that will be tendered by or for the account of Producer at any Receipt Point will not meet the Gas Quality Specifications and Producer fails to deliver written notice to Gatherer pursuant to Section 10.2(b).

Section 10.3    Delivery Point Gas Quality Specifications. If Producer delivers Gas to Gatherer at the Receipt Points that meets the Gas Quality Specifications, Gatherer shall redeliver Delivery Point Gas to or for the account of Producer that meets the Gas Quality Specifications and meets the Gas quality specifications of the Downstream Pipeline for water vapor content, Gross Heating Value and hydrocarbon dew point.

Section 10.4    Greenhouse Gas Emissions. Notwithstanding anything contained in this Agreement to the contrary, in the event there is an enactment of, or change in, any Applicable Law after the Effective Date which, in Gatherer’s reasonable determination, results in (a) a Governmental Authority requiring Gatherer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Dedicated Gas and/or the gathering or compression operations of such Gas or entrained gas (collectively, “Producer’s GHG Emissions”), or (b) Gatherer incurring any costs or expenses attributable to Dedicated Gas, including any costs or expenses for disposal or treating of carbon dioxide attributable to such Gas, or any other additional economic burden

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

being placed on Gatherer, in connection with or related to Producer’s GHG Emissions, including any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), then (i) Producer will use reasonable efforts to provide any required emissions allowances or their equivalent to Gatherer in a timely manner (and Producer shall release, indemnify, defend and hold Gatherer harmless from and against all claims and losses, including any expenses incurred by Gatherer in acquiring such allowances in the marketplace, arising out of or related to the failure to timely provide any such required emission allowances or their equivalent), and (ii) Producer shall be fully responsible for such Emissions Charges and shall reimburse Gatherer for any Emissions Charges paid by Gatherer within [***] Days of receipt of Gatherer’s invoice.

ARTICLE 11

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 11.1    Equipment.

(a)    Gatherer shall install, own, operate and maintain Measurement Facilities to measure Gas at the Receipt Points which shall consist of an electronic flow meter, which Gatherer shall install, or cause to be installed, at the Receipt Point and shall ensure that the relevant Downstream Pipeline installs, owns, operates and maintains Measurement Facilities at the Delivery Points for Gas. Measurement Facilities at the Receipt Points shall meet current industry standards for custody transfer measurement. Producer shall have the right to install check Measurement Facilities upstream of each Receipt Point, including the right to install check measurement equipment on Gatherer’s meter tubes and orifice unions.

(b)    Gatherer shall provide Producer with on-site and remote access to each Receipt Point meter site at which Producer may access volume, temperature and pressure information on a near real-time basis; provided, however, that Gatherer shall only be obligated to provide such remote access to Producer for those Receipt Points where Gatherer has installed the necessary facilities (including all communications infrastructure (e.g., towers, antennas, radios and repeaters) to gather such information) for Gatherer to remotely access such information on a near real-time basis. Gatherer shall use reasonable efforts to install such necessary facilities to allow the Parties to remotely access such information on a near real-time basis. For the avoidance of doubt, however, Producer shall not interfere with or otherwise calibrate or adjust any of Gatherer’s facilities or equipment located at such Receipt Point meter sites.

(c)    At Producer’s request, for each Tank Battery, Gatherer shall provide a meter for each Producer production separator and treater and a meter for each test separator and treater installation at a Tank Battery. For example, if Producer has a production separator and production treater along with a test separator and test treater at a Tank Battery, Gatherer shall provide [***] meters at Producer’s request.

(d)    For each Receipt Point where Producer’s Gas is being delivered from a Tank Battery and where Producer is accessing real-time data through a port on the meter provided by Gatherer), Producer shall provide, at its cost, 120 volt AC power to Gatherer for use strictly for the Measurement Facilities at such Receipt Point. Gatherer acknowledges that Producer will not have 120 volt AC power at each Tank Battery location, and in such cases, Gatherer shall be responsible for its own electricity.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 11.2    Measurement Standards. The following standards shall apply to the measurement of Gas hereunder:

(a)    the Receipt Points shall be measured by orifice meters with all fundamental constants, observations, records and procedures involved in the determination and/or verification of the quantity and other characteristics of the Gas delivered hereunder in accordance with the standards prescribed in the latest edition of A.G.A. Report No. 3 (ANSI/API 2530) “Orifice Metering of Natural Gas” with any revisions, amendments or supplements as may be mutually acceptable to Producer and Gatherer;

(b)    the measurements of the volume and quality of all Gas delivered at the Delivery Points will be conducted in accordance with the regulations and procedures of the applicable Downstream Pipeline at such Delivery Points; and

(c)    Gatherer shall utilize consistent measurement practices with all producers connected to the Gathering System to insure a consistent allocation process.

Section 11.3    Gas Measurement.

(a)    The unit of volume for measurement of Gas delivered hereunder shall be one Mcf at a base temperature of [***] degrees Fahrenheit and at a pressure base of [***] psia without adjustment for water vapor content. It is agreed that for the purposes of measurement and computations hereunder, (i) the absolute atmospheric (barometric) pressure shall be assumed to be [***] psia regardless of the actual elevation or location of the Tank Battery above sea level or of a variation of barometric pressure from time to time and (ii) all measurements and testing performed hereunder shall all be made by Gatherer in accordance with applicable rules, regulations and orders.

(b)    Gatherer shall procure or cause to be procured a sample of Gas at each System Receipt Point and analyze the samples by chromatographic analysis to determine the component content (mole percent), specific gravity and the Gross Heating Value thereof. These determinations shall be made utilizing the following standards: (i) Gas Processors Association Obtaining Natural Gas Samples for Analysis by Gas, Publication No. 2166 as amended or supplemented from time to time and (ii) Gas Processors Association Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography, Publication No. 2161 as amended or supplemented from time to time, or (iii) any other tests that are mutually agreed by Producer and Gatherer. Representative spot samples or continuous samplers shall be utilized as determined by Gatherer in accordance with standard industry practice to reasonably assure accurate determinations, but at least twice per year. The Gross Heating Value and specific gravity so determined by Gatherer in accordance with this Section 11.3(b) shall be used in computations in the measurement of Gas received by Gatherer from the start of the Month in which the sample was collected until the next test.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c)    Gatherer shall receive Producer’s Gas at the Receipt Points on an “As Delivered” Btu basis at actual flowing conditions. For purposes of this Section 11.3(c), “As Delivered” shall refer to the actual water vapor content measured at such point, to be used for calculating Gross Heating Value. For such purposes, Gas containing [***] pounds or less of water vapor per MMcf shall be deemed to be delivered on a dry Btu basis at actual flowing conditions, and any Gas containing more than [***] pounds of water vapor per MMcf shall be deemed to be delivered on a wet Btu basis at actual flowing conditions, where wet Btu basis shall mean to be assumed to be fully saturated with water vapor at the temperature and pressure at the point of measurement.

(d)    The temperature of Gas shall be determined by means of a recording thermometer recording the temperature of such Gas flowing through each measurement meter. The average temperature to the nearest 0.01 degree Fahrenheit, obtained while Gas is being delivered, will be the applicable flowing Gas temperature for the period under consideration.

(e)    The deviation of the Gas from Ideal Gas Laws shall be determined in accordance with the A.G.A. Par Research Project NX-19 Report “Manual for the Determination of Super compressibility Factors for Natural Gas”, Reprinted 1976, if the composition of the Gas is such to render this procedure applicable. Orifice measurement shall utilize the A.G.A. Report No. 8 gross characterization method II compressibility calculation.

(f)    Physical constants required for making calculations hereunder shall be taken from the Gas Processors Association Table of Physical Properties for Hydrocarbons and Other Compounds of Interest to the Natural Gas Industry, Publication No. 2145 as amended or supplemented from time to time. Physical constants for the hexanes and heavier hydrocarbons portion of hydrocarbon mixtures shall be assumed to be the same as the physical constants for hexane.

Section 11.4    Notice of Measurement Facilities Inspection and Calibration. Each of Producer and Gatherer shall give [***] Days’ notice to the other Party so the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts or deliveries of Gas under this Agreement. The official electronic flow data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 11.5    Measurement Accuracy Verification.

(a)    Orifice plate and tube inspection will be made at each meter calibration unless a facility shut-down is required, in which case the approval of both Parties shall be required for such inspection. The accuracy of Gatherer’s Measurement Facilities shall be verified by meter calibrations and orifice inspections shall be conducted, according to API 21.1 and API 14.3, once every [***] Months or more often as determined by Gatherer. Measuring equipment found to be measuring and/or reading inaccurately shall be adjusted to measure and read accurately. Gatherer shall give Producer at least [***] Days’ notice of upcoming tests. If

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Producer fails to have a representative present, the results of the test shall nevertheless be considered accurate until the next test. Gatherer shall, upon written request of Producer, conduct a test of Gatherer’s measuring equipment and/or a chromatographic analysis, provided that in no event shall Gatherer be required to test its equipment or conduct a chromatographic analysis more frequently than once a Month. All tests of such measuring equipment or such chromatographic analysis shall be made at Gatherer’s expense, except that Producer shall bear the expense of any tests or chromatographic analysis made at Producer’s request.

(b)    If, during any test of the Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter run in excess of [***]% of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Producer and Gatherer) and the total flow for the period redetermined in accordance with the provisions of Section 11.7. If the period of error condition cannot be determined or agreed upon between Producer and Gatherer, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the [***]% error (but not to exceed [***] months).

(c)    If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated hourly flow rate which does not exceed [***]% of the adjusted flow rate, all prior recordings and electronic flow computer data shall be considered to be accurate for quantity determination purpose.

Section 11.6    Special Tests. If Producer or Gatherer desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 11.5, [***] Days’ advance notice shall be given to the other Party and both Producer and Gatherer shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 11.5(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 11.5(b), then Gatherer shall pay such costs and perform the corrections according to Section 11.7.

Section 11.7    Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service or (iii) out of repair and the total calculated flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 11.5, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 11.5);

(b)    where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c)    by correcting the error by re-reading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 11.8    Record Retention. The Party owning the Measurement Facilities shall retain and preserve all test data, charts, and similar records for any Contract Year for a period of at least [***] Months following the end of such Contract Year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 11.9    Summary Measurement Reports. If Gatherer develops summary measurement reports for the Wells or the Gathering System, Gatherer shall provide Producer copies of such reports to Producer upon Producer’s request.

ARTICLE 12

NOTICES

Section 12.1    Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid, [***] Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of breach or default under this Agreement, the delivery of such notice shall be considered effective under this Section 12.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Diamondback E&P LLC
Attn: Travis D. Stice 500 West Texas, Suite 1200 Midland, Texas 79701 With a copy to: Attn: Randall J. Holder 500 West Texas, Suite 1200 Midland, Texas 79701

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Gatherer:	Rattler Midstream LLC Attn: Kaes Van’t Hoef 500 West Texas, Suite 1200 Midland, Texas 79701 With a copy to: Attn: President and General Counsel 500 West Texas, Suite 1200 Midland, Texas 79701

ARTICLE 13

INVOICES AND PAYMENTS

Section 13.1    Statements and Invoices. Not later than the [***] Business Day following the end of each Month, Gatherer shall provide Producer with a detailed statement setting forth the following information for which payment for the Services is due hereunder for the preceding Month, to the extent applicable and all relevant supporting documentation, to the extent available on such [***] Business Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such [***] Business Day as soon as it becomes available):

(a)    the gross quantity of all metered Gas received by Gatherer at the Receipt Points (in Mcf and MMBtu);

(b)    the gross total of all metered volume (in Mcf and MMBtu) delivered from all receipt points on the Gathering System including Producer’s Receipt Points;

(c)    Gas analysis for each Receipt Point;

(d)    the total Gallons of Condensate delivered to a Delivery Point;

(e)    the total amount of Gas delivered to Delivery Points;

(f)    all Gathering Fees and adjustments or other amounts;

(g)    any Imbalance amounts under Section 9.3;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(h)    the FL&U as determined under Section 6.1; and

(i)    the total net amount for which payment is due to Gatherer, in accordance with the terms of this Agreement.

Producer shall make payment to Gatherer by the later of: (a) [***] or (b) [***] Days after receipt of the applicable invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Producer in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within [***] Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of [***] Months from the date of a statement hereunder.

Section 13.2    Right to Suspend on Failure to Pay. If any undisputed amount due hereunder remains unpaid for 90 Days after the due date, Gatherer shall have the right to suspend or discontinue the Services hereunder until any such past due amount is paid.

Section 13.3    Audit Rights. Each Party, on not less than [***] Days’ prior written notice to the other Party, shall have the right, at its sole cost and expense, at reasonable times during normal business hours, but in no event more than twice in any period of [***] consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Gas tendered by or on account of Producer hereunder or the Services performed hereunder and shall be limited to the [***] Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the [***] Month period ending immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 13.4    Payment Disputes. In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and the Parties will use good faith efforts to resolve the disputed amounts within [***] Days following the original due date. Any amounts subsequently resolved shall be due and payable within [***] Days of such resolution.

Section 13.5    Interest on Late Payments. In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) the Prime Rate plus [***]% or (b) the maximum percentage permitted by Applicable Law.

Section 13.6    Excused Performance. Gatherer will not be required to perform or continue to perform the Services, and Producer shall not be obligated to deliver Dedicated Gas to the Gathering System in the event:

(a)    the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b)    the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within [***] Days of such filing; or

(c)    the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 14

FORCE MAJEURE

Section 14.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments (or satisfy applicable indemnification obligations) then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure event in writing to the other Party promptly after the occurrence of such event, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability to perform so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 14.2    Definition of Force Majeure. The term “Force Majeure” as used in this Agreement means [***] (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the affected Party to comply with Applicable Law).

Section 14.3    Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 14.4    Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way (a) affect or terminate Producer’s obligation to make payment for the Services performed prior to such event of Force Majeure and/or (b) otherwise affect or terminate a Party’s indemnification obligations hereunder.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 15

INDEMNIFICATION

Section 15.1    Gatherer. Subject to the terms of this Agreement, including Article 16 and Section 18.8, Gatherer shall release, indemnify, defend and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Gatherer, (b) any Gas while in custody, control and possession of Gatherer (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Producer) or (c) any breach of this Agreement by Gatherer (other than any breach the sole and exclusive remedy of which is set forth in Section 3.3(b).

Section 15.2    Producer. Subject to the terms of this Agreement, including Article 16 and Section 18.8, Producer shall release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer, (b) any Gas while in custody, control and possession of Producer (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Gatherer) or (c) any breach of this Agreement by Producer.

ARTICLE 16

CUSTODY AND TITLE

Section 16.1    Custody. As between the Parties, (a) Producer shall be in custody, control and possession of the Gas before and until such Gas is delivered to Gatherer at the Receipt Points and until Gatherer redelivery of such Gas to or for Producer’s account at the applicable Delivery Points, and (b) Gatherer shall be in custody, control and possession of the Gas after such Gas is delivered to Gatherer at the Receipt Points and until such Gas is delivered to Producer or its designee at the Delivery Points.

Section 16.2    Producer Warranty. Producer represents and warrants that it owns, or has the right to deliver to the Gathering System, all Gas delivered under this Agreement. If the title to Gas delivered by Producer hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Producer furnishes, or causes to be furnished, defense and indemnification to save Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer. Producer shall release, indemnify, defend and hold harmless Gatherer from and against all claims and losses arising out of or related to any liens, encumbrances or adverse title claims on any of Producer’s Gas delivered to the Receipt Points.

Section 16.3    Title. Title to all Gas delivered under this Agreement, including all constituents thereof, shall remain with and in Producer or its Affiliates at all times; provided, however, that title to Gas used as FL&U shall pass from Producer or the relevant third party to Gatherer immediately downstream of the Receipt Point.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE 17

TAXES; ROYALTIES

Section 17.1    Taxes. Producer shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Gas delivered by or on account of Producer under this Agreement. Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Producer by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Producer’s behalf shall be reimbursed by Producer upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments. [***] No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

Section 17.2    Royalties. As among the Parties, Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Producer’s Gas allocated to Producer hereunder (including all constituents and products thereof) delivered under this Agreement, including royalties, overriding royalties and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds. In no event will Gatherer have any obligation to those Persons due any of those proceeds of production attributable to any such Gas (including all constituents and products thereof) delivered under this Agreement. Although Producer or its Affiliates shall retain title to Gas (except as provided in Section 16.3), Gatherer shall have the right to commingle Gas delivered by Producer with Third Party Gas.

ARTICLE 18

MISCELLANEOUS

Section 18.1    Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 18.2    Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 18.3    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b)    The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Midland County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c)    EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 18.4    Successors and Assigns.

(a)    This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 18.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 18.4 shall be null and void ab initio.

(b)    Notwithstanding Section 18.4(a):

(i)    Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer, if such assignment is made to any Person to which the Gathering System or any part thereof has been or will be Transferred that assumes in writing all of Gatherer’s obligations hereunder (or if applicable, to the extent of the part of the Gathering System being Transferred to such Person) or who is an Affiliate of Gatherer;

(ii)    Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer; and

(iii)    Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s obligations hereunder (or if applicable, in respect of the Dedicated Properties being Transferred to such Person) and Producer shall be released from its obligations under this Agreement to the extent of such assignment.

Section 18.5    Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by Applicable Law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by this Agreement prior to such modification.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 18.6    Confidentiality.

(a)    Confidentiality. Except as otherwise provided in this Section 18.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including Development Plans, System Plans and all data relating to the production of Producer, including well data, production volumes, volumes gathered, compressed, processed and delivered to the Delivery Points, and gas quality) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b)    Permitted Disclosures. Notwithstanding Section 18.6(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third party in connection with a proposed sale or other Transfer of a Party’s interest in this Agreement (provided such third party agrees in writing to be bound by the terms of this Section 18.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided that such Persons are subject to a confidentiality undertaking consistent with this Section 18.6(b)) or (viii) except for information disclosed pursuant to Article 3, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Gas (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 18.6).

(c)    Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 18.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d)    Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 18.6.

(e)    Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transactions represented herein permitted under this Section 18.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

statement prior to the intended release date of such announcement. The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement. Notwithstanding anything herein to the contrary, nothing contained in this Section 18.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other regulated stock exchange.

(f)    Survival. The provisions of this Section 18.6 shall survive any expiration or termination of this Agreement for a period of [***]

Section 18.7    Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding among the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 18.8    Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 18.9    Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 18.10    Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by Applicable Law.

Section 18.11    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 18.12    Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)    the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)    the plural shall be deemed to include the singular and vice versa, as applicable;

(e)    references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f)    reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g)    references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h)    references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i)    references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 18.13    No Third Party Beneficiaries. Except as set forth in Article 15, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third party shall be deemed a third party beneficiary of this Agreement.

Section 18.14    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 18.15    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 18.16    Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit D attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Dedicated Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at any Party’s reasonable request to evidence any additions to, or permanent releases from, the dedication and commitment made by Producer under this Agreement.

[Signature Page(s) Follows]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

GATHERER
RATTLER MIDSTREAM LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

Gas Gathering and Compression Agreement

Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT A

DEDICATED ACREAGE

Utah
Date: 3/21/2018
Diamondback Acreage
Reeves
Pecos
T & P RR CO BLK 54 T7S
T & P RR CO BLK 51 T7S
T & P RR CO BLK 50 T7S
P S L BLK C1
P S L BLK C2
T T RR CO BLK OW
T & S T L RR CO BLK 143
T & P RR CO BLK 52 T8S
T & P RR CO BLK 51 T8S
T & P RR CO BLK 50 T8S
T & P RR CO BLK 49 T8S
T & P RR CO BLK 48 T8S
T & S T L RR CO BLK 142
T C RR CO BLK OW
H & T C RR CO BLK 1
T & P RR CO BLK 50 T9S
T & P RR CO BLK 49 T9S
T & P RR CO BLK 48 T9S
T & S T L RR CO BLK 106
P S L
LK C16
T & S T L RR CO BLK 146
T & P RR CO BLK 51 T10S
T & P RR CO BLK 49 T10S
T & P RR CO BLK 48 T10S
U L BLK 28
N

Exhibit A – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT B

GATHERING SYSTEM

I.	Gathering System

Utah
Date: 3/23/2018
Gas
Diamondback Acreage
Reeves
Pecos
Ward
P S L BLK C4
P S L BLK C3
P S L BLK C5
P S L BLK C1
P S L BLK C2
T & P RR CO BLK 51 T7S
T & P RR CO BLK 50 T7S
H & G N RR CO BLK 8
T T RR CO BLK OW
T & S T L RR CO BLK 143
T & P RR CO BLK 52 T8S
T & P RR CO BLK 51 T8S
T & P RR CO BLK 50 T8S
T & P RR CO BLK 49 T8S
T & P RR CO BLK 48 T8S
T & S T L RR CO BLK 142
H & G N RR CO BLK 13
H & T C RR CO BLK 1
T & P RR CO BLK 50 T9S
T & P RR CO BLK 49 T9S
T & P RR CO BLK 48 T9S
T & S T L RR CO BLK 105
T & S T L RR CO BLK 145

Exhibit B – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

II.	Delivery Points

1.    [***]

2.    [***]

Exhibit B – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT C

CONFLICTING DEDICATIONS AND EXCLUDED WELLS

The dedication to [***] of Gas produced from the following wells (and the dedicated of associated acreage or other interests), as in effect as of the Effective Date, under an agreement between Producer and/or certain of its Affiliates (as assignee(s) or successor(s) in interests) and [***], dated as of [***], for a primary term of [***] ([***]) years following the date of first flow under such agreement (with an expected expiration date of [***]): (i) [***] (Sec. [***], Blk. [***], [***], Reeves Co., TX); (ii) [***] (Permitted in Sec. [***], Blk. [***], [***], Reeves Co., TX); and (iii) [***] (Permitted in Sec. [***], Blk. [***], [***], Reeves Co., TX).

Exhibit C – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT D

FORM OF MEMORANDUM OF AGREEMENT

This MEMORANDUM OF GAS GATHERING AND COMPRESSION AGREEMENT (this “Memorandum”) is executed on [●], 20[●] (the “Execution Date”) but shall be deemed effective as of January 1, 2018 (the “Effective Date”), by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”), with an address of [●], and Rattler Midstream LLC, a Delaware limited liability company (“Gatherer”), with an address of [●].

WHEREAS, Producer and Gatherer entered into that certain Gas Gathering and Compression Agreement effective [●] (the “Agreement”), pursuant to which Gatherer will provide certain gathering, compression, and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [●] County, Texas, described on Attachment 1 hereto (the “Dedicated Acreage”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.    Dedication and Commitment. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer has exclusively dedicated the Dedicated Properties to Gatherer for the performance of the Services under the Agreement and commits to deliver to Gatherer, as and when produced, all Dedicated Gas into the Gathering System for the performance of the Services under the Agreement.

3.    Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the dedication and commitment made by Producer under the Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to the Agreement in all respects and (ii) each instrument of conveyance expressly so states.

Exhibit D – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

4.    No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

[Signature Page(s) Follows]

Exhibit D – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§
§

The foregoing instrument was acknowledged before me on the [●] day of [●], 20[●], by [●], [●] of Diamondback E&P LLC, a Delaware limited liability company on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit D – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

GATHERER
RATTLER MIDSTREAM LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§

The foregoing instrument was acknowledged before me on the [●] day of [●], 20[●], by [●], [●] of Rattler Midstream LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit D – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Attachment 1

DEDICATED ACREAGE

[Description to be included.]

Exhibit D – Attachment I

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT E

GATHERING FEES

(a)

Producer shall pay Gatherer each Month a “Gathering Fee” equal to (i) the aggregate volume of Gas (in MMBtu) received during such Month by Gatherer from Producer or for Producer’s account at each Receipt Point multiplied by (ii) $[***] (as the amount in this clause (B) may be adjusted in accordance with clause (b) of this Exhibit E, the “Gathering Rate”).

(b)

The Gathering Rate shall be subject to adjustment upon January 1 of each Contract Year, commencing with the second Contract Year, by the amount of percentage change, if any, between [***] There shall be no adjustment in any Contract Year if the percentage charge calculated according to the preceding sentence would be below the initial Gathering Rate set forth in this Exhibit E. The adjustment to the Gathering Rate for any Contract Year shall not exceed [***] percent ([***]%) of the then-current Gathering Rate. In addition, notwithstanding the preceding, the adjustment to the Gathering Rate should never be greater than [***] percent ([***]%) of the initial Gathering Rate set forth in this Exhibit E during the Term.

Exhibit E – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT F

GAS QUALITY SPECIFICATIONS

All Gas delivered at each Receipt Point shall meet the following specifications (collectively, “Gas Quality Specifications”):

(a)	Hydrogen Sulfide: Gas must not contain more than [***] of hydrogen sulfide per one hundred Cubic Feet of Gas as determined by quantitative tests.

(b)	Total Sulfur: Gas must not contain more than [***] of total sulfur per one hundred Cubic Feet of Gas as determined by quantitative tests.

(c)	Temperature: Gas must not have a temperature less than [***] degrees ([***]°) Fahrenheit or more than [***] degrees ([***]°) Fahrenheit.

(d)	Carbon Dioxide: Gas must not contain more than [***] mole percent ([***]%) carbon dioxide.

(e)	Oxygen: Gas must [***].

(f)	Nitrogen: Gas must not contain more than [***] mole percent ([***]%) nitrogen.

(g)

Nonhydrocarbons: Gas must not contain more than [***] mole percent ([***]%) total nonhydrocarbons. Nonhydrocarbons will include, but not be limited to, hydrogen sulfide, sulfur, carbon dioxide, oxygen, helium and nitrogen.

(h)	Objectionable Liquids and Solids and Dilution: Gas must be free of [***] and must be [***]

(i)	Gross Heating Value: Gas must not have a Gross Heating Value less than [***] Btu per Cubic Foot of Gas.

If, at any time after the Effective Date, the applicable Downstream Pipeline changes its quality specifications to be more stringent, Gatherer shall have the right to make corresponding revisions to the quality specifications set forth in this Exhibit in amounts consistent with such Downstream Pipeline’s changes as determined by Gatherer to be necessary for Gatherer to meet the Downstream Pipeline’s specifications.

Exhibit F – Page 1